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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                _______________


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   December 27, 1999
                                                -------------------------------


                              P-COM, INC.
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              (Exact name of registrant as specified in charter)


         Delaware                   0-25356           77-0289371
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(State or other jurisdiction    (Commission         (IRS Employer
   of incorporation)             File Number)     Identification No.)

3175 S. Winchester Boulevard, Campbell, California          95008
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(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code    (408) 866-3666
                                                  -----------------------------


                                   None
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         (Former name or former address, if changed since last report.)
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Item 5.  Other Events.
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          On December 27, 1999 and January 4, 1999 the Registrant exchanged an aggregate of $30,812,000 of its 4 1/4% Convertible Subordinated Notes due 2002 for an aggregate of 3,136,485 shares of common stock.
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                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         P-COM, INC.



DATE: January 5, 2000         By:   /s/Robert E. Collins
                                    -----------------------------------------
                              Name:    Robert E. Collins
                              Title:  Chief Financial Officer